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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): MAY 23, 2000


                                   SATX, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                         000-29755                  87-0293479
------------------------              ------------           -------------------
(State of Incorporation)              (Commission               (IRS Employer
                                      File Number)           Identification No.)


 4710 EISENHOWER BOULEVARD, SUITE E-1
            TAMPA, FLORIDA                                           33634
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (813) 290-0911
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective May 23, 2000, registrant completed an acquisition (the "Acquisition") of 3,982,600 shares (the "ORA Shares") or approximately fifty-six percent (56%) of the common stock of ORA Electronics, Inc., a Delaware corporation ("ORA"), from Ruth Cooper as an individual and trustee of the Cooper Living Trust (the "Trust"). ORA is an electronic company engaged in the business of developing and marketing a wide range of cellular accessories and related communication products. Prior to the Acquisition, the Trust was the holder of 4,982,600 of the issued and outstanding shares of common stock of ORA. Registrant purchased 3,982,600 of the ORA Shares from the Trust, and the remaining 1,000,000 shares were retained by the Trust.

         As consideration for the sale of the 3,982,600 ORA Shares, registrant provided the Trust, on or before closing date of the Acquisition, with the following: (i) One Hundred Fifty Thousand Dollars ($150,000) cash, from available funds; (ii) Four Hundred Thousand (400,000) shares of registrant's common stock; and (iii) a promissory note in the amount of $23,185.83 (the "Purchase Note"). As additional consideration, registrant shall assume and shall pay: (i) within forty-five (45) calendar days following the closing of the acquisition, all indebtedness now or hereafter accrued, including interest and penalties, currently aggregating approximately Three Hundred Thousand Dollars ($300,000), payable to ORA pursuant to a promissory note dated March 31, 1996, as amended, restated and extended to March 31, 2001; and (ii) when due, all liabilities and obligations arising out of or under a continuing guaranty dated February 1, 1989, given by Ruth Cooper and Gershon Cooper to a third party to guaranty the repayment of a secured loan to ORA (the "Mortgage Guaranty"). Registrant's obligation to pay the Purchase Note and to perform its obligations under the ORA Agreement and related agreements is secured by a pledge of the ORA Shares acquired in the Acquisition.

         Effective on the closing date of the Acquisition, Ms. Cooper resigned and withdrew from each office she held with ORA and from ORA's Board of Directors and Merritt Jesson, Khoren Shaginian and Robert Ellis, directors and officers of registrant, were appointed to the Board of Directors of ORA.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of business acquired.
(b)      Pro forma financial information.

         The financial statements required by this item will be filed by amendment not later than 60 days after the date of this initial report.

(c)      Exhibits

     Exhibit No.     Description of Exhibit
     -----------     ----------------------
       2.1           Stock Purchase Agreement dated May 23, 2000, by and between
                     SATX, Inc., a Nevada corporation ("SATX"), and Ruth Cooper as an individual and trustee of the Cooper Living Trust.
       4.1           See provisions of the Articles of Incorporation and Bylaws of the Company defining right of holders of the Company's
                     Common Stock. *
       23.1          Consent of Independent Auditor **
       27.1          Financial Data Schedule.
     -----------
       * Incorporated by reference to the Company's Registration Statement on Form 10-SB/A (Registration Statement No. 000-29755), filed with the Commission on March 30, 2000.
       ** To be filed by amendment with the financial statements required by Item 7.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Date:  May 30, 2000


                                        SATX, INC.


                                        /s/ Robert W. Ellis
                                        -------------------------------
                                        Robert W. Ellis, Chief Financial Officer